EXHIBIT 10.5H

SEVENTH AMENDMENT

TO

LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Loan and Security Agreement is entered into as of May 27, 2010 (the “Amendment”) by and between SQUARE 1 BANK (“Bank”) and THE ACTIVE NETWORK, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of October 30, 2008, as may be amended from time to time, including without limitation by that certain Waiver to Loan and Security Agreement dated as of June 22, 2009, by that certain Consent dated August 31, 2009, by that certain Consent and First Amendment to Loan and Security Agreement dated September 29, 2009, that certain Second Amendment to Loan and Security Agreement dated as of October 29, 2009, that certain Third Amendment to Loan and Security Agreement dated as of November 30, 2009, that certain Fourth Amendment to Loan and Security Agreement dated as of January 26, 2010, that certain Fifth Amendment and Waiver to Loan and Security Agreement dated March 31, 2010, that certain Sixth Amendment to Loan and Security Agreement dated as of April 21, 2010, and that certain Consent Letter dated April 27, 2010 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1. Section 6.2(ii) of the Agreement is hereby amended to delete the words “150 days” and insert the words “195 days” in lieu thereof.

2. Section 6.7(a) of the Agreement is hereby amended to read as follows:

(a) Adjusted Quick Ratio. To be tested on a monthly basis, for the period ended December 31, 2009 and thereafter, an Adjusted Quick Ratio of at least 1.00 to 1.00.

3. The following defined term in Exhibit A of the Agreement is amended to read as follows:

“Revolving Maturity Date” means July 15, 2010.

4. Exhibit E attached to the Agreement is hereby replaced with Exhibit E attached hereto.

5. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement, in each case, as amended hereby.

6. Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, other than (i) to the extent such representations and warranties expressly relate to an earlier date, which representations and warranties are true and correct as of such date; and (ii) for those changes to the representations and warranties resulting from events, occurrences or circumstances pertaining to the Borrower’s business and permitted under the Agreement and other Loan Documents.

7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a) this Amendment, duly executed by Borrower;

(b) an amendment fee of $5,000 and an amount equal to all reasonable Bank Expenses incurred through the date of this Amendment; and

(c) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

THE ACTIVE NETWORK, INC.

By:	/s/ Mike Skelly
Title:	VP Finance

SQUARE 1 BANK

By:	/s/ illegible
Title:	AVP – Venture Banking

EXHIBIT E

COMPLIANCE CERTIFICATE

1      compliance certificate

              Borrower | Active Network, Inc.

The undersigned authorized Officer of The Active Network, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________, with all covenants except as noted below; and (ii) all representations and warranties of Borrower stated on the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next, except as explained in an accompanying letter or footnotes.

                    Reporting Covenants

Please indicate compliance status by circling YES or NO under the COMPLIES column.

COVENANTS	REQUIRED	COMPLIES
Monthly financial statements	Monthly, within 30 days	YES	NO
Unqualified CPA Audit (or qualified opinion)	FYE within 150 days	YES	NO
A/R & A/P Agings, Borrowing Base Cert.	Monthly, within 30 days	YES	NO
A/R Audit	Semi-Annual	YES	NO
Budgets, sale projections, operating plans, etc.	As provided to Board	YES	NO
Monthly Wells Fargo bank statements	Monthly, within 30 days	YES	NO
Total amount of Borrower’s Cash and investments	Amount $____________	YES	NO
Total amount of Borrower’s Cash and investments	Amount $____________	YES	NO
Maintained with Bank (Min. $5,000,000)

                    Financial Covenants

Please list financial covenants below and circle YES or NO under the COMPLIES column.

COVENANTS	REQUIRED	ACTUAL	COMPLIES

AQR			YES	NO

Defined as Cash plus A/R divided by Current Liabilities plus all Bank

Debt (including any and all Standby Letters of Credit) less Deferred Revenues, Accruals, and Subordinated Debt

Please enter comments regarding covenant violations

By signing below, the Officers further acknowledge that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, and such non-compliance results in a Default or Event of Default and such Default or Event of Default is continuing, then no credit extensions will be made.

Please Send All Required Reporting to:
X	________	address	Square 1 Bank
authorized signature	date		ATTN: Portfolio Analysis Dept.
406 Blackwell Street, Suite 240
name: Steve Kemper			Durham, NC 27701
		web link	www.square1bank.com
title: Chief Financial Officer		phone	(919) 314-3137
		fax	(919) 314-3090
		email	SanDiegoReports@square1bank.com

                    For Bank Use Only

received by |	date |		reviewed by |	date |
financial compliance status:	YES	NO

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